                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report - November 9, 1995
                       (Date of earliest event reported)


                  GTE HAWAIIAN TELEPHONE COMPANY INCORPORATED
             (Exact name of registrant as specified in its charter)

                                     HAWAII
       (State or other jurisdiction of incorporation or organization)

       2-33059                                     99-0049500
(Commission File Number)                (IRS Employer Identification No.)





 600 Hidden Ridge, HQE04B12 - Irving, Texas                             75038
  (Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code                  214-718-5600
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          GTE HAWAIIAN TELEPHONE COMPANY INCORPORATED AND SUBSIDIARIES

                                    FORM 8-K

                              ITEM OF INFORMATION


Item 5.   Other Events

On November 9, 1995, GTE Hawaiian Telephone Company Incorporated (the Company) announced through its parent, GTE Corporation, that in response to recently enacted and pending legislation and the increasingly competitive environment in which the Company expects to operate, effective January 1, 1996, the Company is discontinuing the use of accounting practices appropriate to regulated enterprises. As a result of this decision, the Company will record a non-cash, extraordinary charge of approximately $263.4 million after taxes during the fourth quarter of 1995. This charge, which is based on the results of a comprehensive study of the economic lives of the Company's telephone plant and equipment, will have no effect on the Company's customers or its liquidity and capital resources.

The Company has traditionally followed the accounting for regulated enterprises prescribed by Statement of Financial Accounting Standards No. 71, "Accounting for the Effects of Certain Types of Regulation" (FAS 71). In general, FAS 71 required the Company to depreciate its plant and equipment over regulator approved lives which may extend beyond the assets' actual economic lives. FAS 71 also required the deferral of certain costs based upon approvals received from regulators to recover such costs in the future. As a result of these requirements, the recorded net book value of certain assets and liabilities, primarily telephone plant and equipment, was higher than that which would otherwise have been recorded.

The charge will primarily represent an adjustment to the net book value of the fixed assets of the Company, through an increase in accumulated depreciation, and is not expected to have a significant effect on depreciation expense of existing plant and equipment or earnings over the next several years. The income statement effect of this change in accounting will be reflected in the Company's consolidated statements of income as an extraordinary charge, net of tax, under the provisions of Statement of Financial Accounting Standards No. 101, "Regulated Enterprises-Accounting for the Discontinuation of Application of FASB Statement No. 71."

The accompanying pro forma statements of income for the nine months ended September 30, 1995 and the year ended December 31, 1994, and the pro forma balance sheet as of September 30, 1995 are based on historical condensed consolidated financial statements, adjusted to give effect to the discontinuance of FAS 71 as though it had occurred at the beginning of each period presented. The pro forma financial information should be read in conjunction with the historical consolidated financial statements and related notes thereto. The pro forma financial information is not necessarily indicative of the results that would have been attained had the discontinuance of FAS 71 occurred in an earlier period.

In addition, the Company announced through its parent, GTE Corporation, that it will refinance, on a long-term basis, approximately $145.0 million of long-term debt issues. The positive impact of these redemptions is not expected to have a significant effect on the Company's earnings over the next several years.





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
          GTE HAWAIIAN TELEPHONE COMPANY INCORPORATED AND SUBSIDIARIES

        UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENTS OF INCOME


                                                       As Reported                              Pro Forma
                                                       Nine Months                             Nine Months
                                                          Ended                                   Ended
                                                      September 30,         Pro Forma         September 30,
                                                           1995            Adjustments             1995
                                                      -------------      ---------------      -------------
                                                                  (Thousands of Dollars)

OPERATING REVENUES                                       $454,473        $    8,010 (1)        $  462,483

OPERATING EXPENSES

   Cost of sales and services                             199,173                                 199,173
   Depreciation and amortization                           90,391                                  90,391
   Selling, general & administrative                       77,151             8,010 (1)            85,161
                                                         --------        ----------            ----------
       Total operating expenses                           366,715             8,010               374,725
                                                         --------        ----------            ----------
OPERATING INCOME                                           87,758                --                87,758
                                                         --------        ----------            ----------
OTHER DEDUCTIONS                                           28,879                                  28,879
                                                         --------        ----------            ----------
   Income before income taxes                              58,879                --                58,879

INCOME TAXES                                               15,294                                  15,294
                                                         --------        ----------            ----------
   Income before extraordinary charge                      43,585                --                43,585

EXTRAORDINARY CHARGE                                           --          (263,419) (2)         (263,419)
                                                         --------        ----------            ----------
   Net income (loss)                                     $ 43,585        $ (263,419)           $ (219,834)
                                                         ========        ==========            ==========


See Notes to Unaudited Condensed Consolidated Pro Forma Financial Information.





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
          GTE HAWAIIAN TELEPHONE COMPANY INCORPORATED AND SUBSIDIARIES

        UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENTS OF INCOME


                                                       As Reported                              Pro Forma
                                                       Year Ended                              Year Ended
                                                      December 31,         Pro Forma           December 31,
                                                           1994            Adjustments             1994
                                                      -------------      ---------------      -------------
                                                                  (Thousands of Dollars)

OPERATING REVENUES                                       $598,927        $    5,284 (1)        $  604,211

OPERATING EXPENSES

   Cost of sales and services                             280,698                                 280,698
   Depreciation and amortization                          116,478                                 116,478
   Selling, general & administrative                      124,118             5,284 (1)           129,402
                                                         --------        ----------            ----------

       Total operating expenses                           521,294             5,284               526,578
                                                         --------        ----------            ----------

OPERATING INCOME                                           77,633                --                77,633
                                                         --------        ----------            ----------

OTHER DEDUCTIONS                                           35,221                                  35,221
                                                         --------        ----------            ----------

   Income before income taxes                              42,412                --                42,412

INCOME TAXES                                               12,613                                  12,613
                                                         --------        ----------            ----------

   Income before extraordinary charge                      29,799                --                29,799

EXTRAORDINARY CHARGE                                           --          (263,419)(2)          (263,419)
                                                         --------        ----------            ----------

   Net income (loss)                                     $ 29,799        $ (263,419)           $ (233,620)
                                                         ========        ==========            ==========


See Notes to Unaudited Condensed Consolidated Pro Forma Financial Information.


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
          GTE HAWAIIAN TELEPHONE COMPANY INCORPORATED AND SUBSIDIARIES

            UNAUDITED CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET


                                                      As Reported                              Pro Forma
                                                      September 30,        Pro Forma          September 30,
                                                         1995              Adjustments            1995
                                                      -------------      ---------------      -------------
                                                                  (Thousands of Dollars)
                      ASSETS
                      ------

CURRENT ASSETS:

  Cash                                                 $    3,863                             $     3,863
  Receivables, less allowance
   of $9,908                                              145,466                                 145,466
  Materials and supplies                                   12,290                                  12,290
  Deferred income tax benefits                              6,175                                   6,175
  Prepayments and other                                    12,711                                  12,711
                                                       ----------        ----------           -----------
   Total current assets                                   180,505                                 180,505
                                                       ----------        ----------           -----------

PROPERTY, PLANT AND EQUIPMENT:
  Original cost                                         1,956,346                               1,956,346
  Accumulated depreciation                               (750,810)       $ (410,708) (3)       (1,161,518)
                                                       ----------        ----------           -----------
   Net property, plant and equipment                    1,205,536          (410,708)              794,828
                                                       ----------        ----------           -----------

PREPAID PENSION COSTS                                     134,936                                 134,936
                                                       ----------        ----------           -----------

OTHER ASSETS                                               26,749           (17,860) (4)            8,889
                                                       ----------        ----------           -----------

     Total Assets                                      $1,547,726        $ (428,568)          $ 1,119,158
                                                       ==========        ==========           ===========


See Notes to Unaudited Condensed Consolidated Pro Forma Financial Information.





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
          GTE HAWAIIAN TELEPHONE COMPANY INCORPORATED AND SUBSIDIARIES

            UNAUDITED CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET


                                                      As Reported                              Pro Forma
                                                      September 30,        Pro Forma          September 30,
                                                         1995              Adjustments            1995
                                                      -------------      ---------------      -------------
                                                                  (Thousands of Dollars)
       LIABILITIES AND SHAREHOLDER'S EQUITY
       ------------------------------------

CURRENT LIABILITIES:

  Short-term debt, including current maturities        $   39,644                              $   39,644
  Accounts payable                                         53,517                                  53,517
  Accrued taxes                                            26,890                                  26,890
  Accrued interest                                          8,374                                   8,374
  Accrued payroll and vacations                            29,889                                  29,889
  Accrued restructuring costs and other                    51,448                                  51,448
                                                       ----------        ---------             ----------
   Total current liabilities                              209,762                                 209,762
                                                       ----------        ---------             ----------

LONG-TERM DEBT                                            519,674        $   2,630 (5)            522,304
                                                       ----------        ---------             ----------

RESERVES AND DEFERRED CREDITS:
  Deferred income taxes                                   220,192         (167,779)(6)             52,413
  Employee benefit obligations                             24,855                                  24,855
  Restructuring costs and other                            29,994                                  29,994
                                                       ----------        ---------             ----------
   Total reserves and deferred credits                    275,041         (167,779)               107,262
                                                       ----------        ---------             ----------

SHAREHOLDER'S EQUITY:
  Common stock                                            250,000                                 250,000
  Other capital                                            41,864                                  41,864
  Reinvested earnings (deficit)                           251,385         (263,419)(2)            (12,034)
                                                       ----------        ---------             ----------
   Total shareholder's equity                             543,249         (263,419)               279,830
                                                       ----------        ---------             ----------

     Total Liabilities and Shareholder's Equity        $1,547,726        $(428,568)            $1,119,158
                                                       ==========        =========             ==========


See Notes to Unaudited Condensed Consolidated Pro Forma Financial Information.


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
           GTE HAWAIIAN TELEPHONE COMPANY INCORPORATED AND SUBSIDIARY

              NOTES TO UNAUDITED CONDENSED CONSOLIDATED PRO FORMA
                             FINANCIAL INFORMATION


(1) Represents the reclassification of the provision for uncollectible accounts to selling, general and administrative expenses, consistent with non-regulated accounting practices.

(2) Represents the after-tax effect of the adjustments described in notes 3 - 5 below.

(3) Represents the write-down of property, plant and equipment, net due to an impairment of such assets resulting from depreciation lives set by regulators that are longer than the assets' economic lives.

(4) Represents the write-off of net regulatory assets and the write-off of the original debt issuance costs associated with $145.0 million of long-term debt that will be refinanced.

(5) Represents the costs associated with refinancing $145.0 million of long-term debt.

(6) Represents the tax effect of the adjustments described in notes 3 - 5 above.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   GTE HAWAIIAN TELEPHONE COMPANY INCORPORATED
                                                     (Registrant)

Date: November 13, 1995            By       William M. Edwards III
                                            -----------------------------------
                                            William M. Edwards III
                                                   Controller
                                            (Chief Accounting Officer)





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